UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)	July 23, 2007

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number,
including area code)		(808) 537-8822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.                                          Results of Operations and Financial Condition.

On July 23, 2007, Bank of Hawaii Corporation announced its results of operations for the quarter ended June 30, 2007.  The public announcement was made by means of a press release, the text of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.  The sole purpose of this Current Report on Form 8-K is to furnish certain of the information specified in Item 2.02 of Form 8-K. The information included in the press release furnished as Exhibit 99.1 hereto has been previously reported by Bank of Hawaii Corporation in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 25, 2007.

Item 9.01.                                         Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.

99.1                       July 23, 2007 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2007	BANK OF HAWAII CORPORATION

	By:	/s/ MARK A. ROSSI
Mark A. Rossi
Vice Chairman and Corporate Secretary